UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2021

Colombier Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 Brazilian Avenue, Suite 200-A Palm Beach, FL	33480
(Address of principal executive offices)	(Zip Code)

(561) 805-3588
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	CLBR.U	New York Stock Exchange
Shares of Class A common stock	CLBR	New York Stock Exchange
Warrants included as part of the units	CLBR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

(a)	Exercise of Over-Allotment

As previously reported on a Current Report on Form 8-K of Colombier Acquisition Corp. (the “Company”), on June 11, 2021, Colombier Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,000,000. In addition, simultaneously with the closing of the IPO, as previously reported on a Current Report on Form 8-K of the Company, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,250,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Colombier Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $5,250,000. In addition, the underwriters of the IPO (the “Underwriters”) were granted a 45-day option to purchase up to 2,250,000 additional Units to cover over-allotments, if any.

On July 1, 2021, the Underwriters exercised the over-allotment option in full and purchased an additional 2,250,000 Units (the “Over-Allotment Units”), generating gross proceeds of $22,500,000.

A total of $172,500,000 of the net proceeds from the sale of the Units, the Over-Allotment Units and the Private Placement Warrants was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public stockholders. An audited balance sheet as of June 11, 2021 reflecting receipt of the net proceeds from the IPO and the sale of the Private Placement Warrants on June 11, 2021, but not the proceeds from the sale of the Over-Allotment Units on July 1, 2021, had been prepared by the Company and previously filed on a Current Report on Form 8-K. The Company’s unaudited pro forma balance sheet as of June 11, 2021, reflecting receipt of the proceeds from the sale of the Over-Allotment Units is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on July 1, 2021 announcing the consummation of the sale of the Over-Allotment Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

(b)	Separation of Units

On July 2, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K, announcing that the holders of the Company’s units may elect to separately trade the shares of Class A common stock and warrants comprising the Units commencing on July 6, 2021. Those Units not separated will continue to trade on the New York Stock Exchange under the symbol “CLBR.U,” and each of the Class A common stock and warrants that are separated will trade on the New York Stock Exchange under the symbols “CLBR” and “CLBR WS,” respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Pro Forma Balance Sheet as of June 11, 2021
99.2	Over-Allotment Press Release, dated July 1, 2021
99.3	Separation of Units Press Release, dated July 2, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colombier Acquisition Corp.

Date: July 2, 2021	By:	/s/ Joe Voboril
		Name:	Joe Voboril
		Title:	Chief Financial Officer, Treasurer and Secretary